NORTHROP GRUMMAN CORPORATION

EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Northrop Grumman Corporation (the “company”) on Form 10-K for the year ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wesley G. Bush, Corporate Vice President and Chief Financial Officer of the company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13a-15(e)/15d-15(e) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: February 16, 2006	/s/ Wesley G. Bush
Wesley G. Bush
Corporate Vice President and Chief Financial Officer